October 4, 2023

BNY MELLON FAMILY OF FUNDS
(Money Market Funds, other than Treasury Only and Government Only Funds)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information in the sections "Principal Risks" in the fund's summary prospectus and "Fund Summary – Principal Risks," "Fund Details – Investment Risks" and "Shareholder Guide – Buying and Selling Shares – Potential Restrictions on Fund Redemptions—Fees and Gates" in the fund's prospectus:

The fund may no longer impose a fee upon the sale of fund shares (a "liquidity fee") or temporarily suspend the ability to sell fund shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.

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References to "Liquidity fee and/or redemption gate risk" as a principal risk in the sections "Principal Risks" in the fund's summary prospectus and "Fund Summary – Principal Risks" and "Fund Details – Investment Risks" in the fund's prospectus are removed.

GEN-STK-1023